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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                        Date of Report (Date of earliest
                       event reported): September 3, 2002
                                        -----------------



                               HARRIS CORPORATION
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             (Exact name of registrant as specified in its charter)



      Delaware                       1-3863                    34-0276860
------------------          ------------------------       -------------------
  (State or other           (Commission File Number)        (I.R.S. Employer
   jurisdiction of                                          Identification No.)
   incorporation)

         1025 West NASA Blvd., Melbourne, FL                      32919
--------------------------------------------------------    -------------------
      (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (321) 727-9100

                                    No Change
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         (Former name or former address, if changed since last report.)


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Items 1.-6.       Not Applicable.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial Statements.
                                    None.

                  (b)      Pro Forma Financial Information.
                                    None.

                  (c)      Exhibits.

                           The following documents are filed as Exhibits to this
Report:

                           99.1 Statement Under Oath of Principal Executive Officer, dated September 3, 2002, regarding facts and circumstances relating to Exchange Act filings.

                           99.2 Statement Under Oath of Principal Financial Officer, dated September 3, 2002, regarding facts and circumstances relating to Exchange Act filings.

                           99.3     Press Release, dated September 3, 2002.

Item 8.           Not Applicable.

Item 9.           REGULATION FD DISCLOSURE.

                  On September 3, Harris Corporation ("Harris") announced that it submitted to the SEC its Annual Report on Form 10-K for the fiscal year ended June 28, 2002 (the "Report"). The Report contained the written certifications of the principal executive officer and the principal financial officer of Harris required by the SEC's recently adopted certification rules. The Report was also accompanied by the written statements pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                  Additionally, in accordance with Order No. 4-460 (the "Order") issued by the SEC on June 27, 2002, Phil Farmer, Chairman, President and CEO of Harris and Bryan Roub, Senior Vice President and Chief Financial Officer of Harris, subsequent to the filing of the Report, each filed the certified statements required to be filed under the Order.

                  A copy of the statements required by the Order are attached hereto as Exhibits (99.1 and 99.2).


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                  A copy of the press release is filed hereto as Exhibit 99.3 and is incorporated herein by reference.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HARRIS CORPORATION


                                   By:  /s/ Bryan R. Roub
                                        -----------------------------
                                   Name:    Bryan R. Roub

                                   Title: Senior Vice President and
                                            Chief Financial Officer

Date:      September 3, 2002


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                                  EXHIBIT INDEX

        Exhibit No.
         Under Reg.
       S-K, Item 601                       Description
      --------------    -------------------------------------------------------


            99.1 Statement Under Oath of Principal Executive Officer, dated September 3, 2002, regarding facts and circumstances relating to Exchange Act filings.

            99.2 Statement Under Oath of Principal Financial Officer, dated September 3, 2002, regarding facts and circumstances relating to Exchange Act filings.

            99.3        Press Release, dated September 3, 2002.